SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ] Confidential, for use of the
                                             Commission Only (as permitted by
                                             Rule 14a6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                            Ridgewood Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which  transaction  applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

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     (4)  Date Filed:

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

                     [RIDGEWOOD FINANCIAL, INC. LETTERHEAD]





March 24, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of Ridgewood Financial, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders which will be held in our new headquarters, located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Monday, April 24, 2000, at 3:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, Certified Public Accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of KPMG LLP as the Company's independent accountants for 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend, please let us know by marking the appropriate box on the proxy card.

                                      Sincerely,


                                      /s/Susan E. Naruk
                                      ------------------------------------------
                                      Susan E. Naruk
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                            RIDGEWOOD FINANCIAL, INC.
                              55 NORTH BROAD STREET
                           RIDGEWOOD, NEW JERSEY 07450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2000
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of Ridgewood Financial, Inc. (the "Company"), will be held in the Company's new headquarters, located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Monday, April 24, 2000, at 3:00 p.m. for the following purposes:

1.   To elect three directors of the Company; and

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 15, 2000 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1999 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/MaryEllen Nicosia
                                         ---------------------------------------
                                         MaryEllen Nicosia
                                         Secretary
Ridgewood, New Jersey
March 24, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            RIDGEWOOD FINANCIAL, INC.
                             55 NORTH BROAD STREET
                           RIDGEWOOD, NEW JERSEY 07450
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ridgewood Financial, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held in the Company's new headquarters, located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Monday, April 24, 2000, at 3:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 24, 2000. The Company acquired all of the outstanding stock of Ridgewood Savings Bank of New Jersey (the "Bank") issued in connection with the completion of the Bank's mutual holding company reorganization on January 7, 1999. The Company is a subsidiary of Ridgewood Financial, MHC, which was formed in connection with the mutual holding company reorganization. Ridgewood Financial, MHC owns 53.0% of the voting stock of the Company.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (MaryEllen Nicosia, 55 North Broad Street, Ridgewood, New Jersey 07450) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the secretary notice of your intention to vote in person. Since Ridgewood Financial, MHC owns 53% of the Company's common stock, the votes cast by it will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 3,180,000 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides that, except for Ridgewood Financial, MHC, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                 Percent of
                                                                                 Shares of
                                                Amount and Nature of            Common Stock
Name and Address of Beneficial Owner            Beneficial Ownership            Outstanding (%)
------------------------------------            --------------------            ---------------
Ridgewood Financial, MHC                              1,685,400                    53.0

All directors and officers of the Company as a
group (eleven persons) (1)                              170,368                     5.4

-------------------------------------
(1) Excludes 115,109 shares held under the employee stock ownership plan ("ESOP") (119,568 shares minus 4,459 shares allocated to executive officers ) for which directors Azzara, Hoogland, and Thornwall serve as members of ESOP committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. The Company believes that the Section 16(a) filing requirements applicable to its officers and directors were substantially complied with during the 1999 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
         The Certificate of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of nine members, each of whom serve as a director of Ridgewood Financial, MHC and Ridgewood Savings Bank of New Jersey (the "Bank"). Three directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         Michael W. Azzara, Jerome Goodman, and Susan E. Naruk (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common

Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Principal Holders."

                                                                                                 Shares
                                                                                                 Common
                                                                                                 Stock
                                                                                               Beneficially
                                                               Year First         Current      Owned as of
                                                               Elected or           Term          March            Percent
                 Name and Title                     Age(1)     Appointed (2)     to Expire       15,2000          Owned (%)
                 ---------------                    -------    -------------     ---------    -------------      ---------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

Michael W. Azzara                                      52           1989            2000             3,300(3)       --(5)
Director

Jerome Goodman                                         63           1989            2000            31,571          --(5)
Director

Susan E. Naruk                                         46           1991            2000            29,934          --(5)
Director, President and
Chief Executive Officer

DIRECTORS CONTINUING IN OFFICE

Nelson Fiordalisi                                      52           1987            2002            30,513(4)       --(5)
Director, Executive Vice President
  and Chief Operating Officer

Bernard J. Hoogland                                    56           1992            2002            16,300(3)       --(5)
Director

John Kandravy                                          64           1995            2002             3,000          --(5)
Director

Robert S. Monteith                                     75           1981            2001             1,500          --(5)
Director

John J. Repetto                                        75           1975            2001             1,428          --(5)
Director

Paul W. Thornwall                                      59           1995            2001            12,239(3)       --(5)
Director

---------------------

(1)  At December 31, 1999.
(2) Refers to the year the individual first became a director of the Bank. All directors of the Bank became directors of the Company upon incorporation of the Company in July 1998.
(3) Excludes 119,568 shares of Common Stock held under the ESOP for which the individual serves as a member of the ESOP Committee. Such individuals disclaim beneficial ownership of the shares held in a fiduciary capacity.
(4) Includes 500 shares in the name of a partnership for which Mr. Fiordalisi is a principal. Mr. Fiordalisi disclaims beneficial ownership.
(5)  Less than 1%.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                                  Age as of
Name                           December 31, 1999     Positions Held With the Company
----                           -----------------     -------------------------------

Susan E. Naruk                        46             Director, President and
                                                     Chief Executive Officer

Nelson Fiordalisi                     52             Director, Executive Vice President and Chief Operating
                                                     Officer

John Scognamiglio                     44             Senior Vice President and Chief Financial Officer

Jean M. Miller                        53             Senior Vice President and Chief Lending Officer

Biographical Information

NOMINEES FOR DIRECTORS:

         Michael W. Azzara has been a member of the Bank's Board of Directors since 1989. Mr. Azzara is the President of Valley Health System in Paramus, New Jersey. He is also a member of the board of directors of Princeton Insurance Co. and Health Care Insurance Co.

         Jerome Goodman has been a member of the Bank's Board of Directors since 1989. Mr. Goodman is a Certified Public Accountant and a Partner of Flackman, Goodman & Potter PA in Ridgewood, New Jersey.

         Susan E. Naruk has been a member of the Bank's Board of Directors since 1991. Ms. Naruk has also been the President and Chief Executive Officer of the Bank since 1991. Previously, she was a senior vice president with Warwick Savings Bank. Ms. Naruk began her banking career as a lending officer in the national banking group of Citibank, N.A. and served as a vice president and team leader in corporate banking for Chase Manhattan Bank, N.A. She is a member of the board of trustees of the YWCA of Bergen County and a trustee of Bankers Cooperative Group. She is a past President of Northern New Jersey Savings League and has served on the board of governors of the New Jersey League of Community and Savings Bankers and as a trustee of West Bergen Mental Health Care.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

CONTINUING DIRECTORS:

         Nelson Fiordalisi has been a member of the Bank's Board of Directors since 1987 and employed by the Bank since 1986. Mr. Fiordalisi is the Executive Vice President and Chief Operating Officer of the Bank. He is a trustee, past president and co-founder of the Ho-Ho-Kus Education Foundation, a member of the Ho-Ho-Kus 300th Anniversary Committee, the Ho-Ho-Kus Chamber of Commerce, and the Financial Managers Society.

         Bernard J. Hoogland has been a member of the Bank's Board of Directors since 1992. Mr. Hoogland is the Vice President of Ridgewood Associates, a securities firm in Paramus, New Jersey.

         John Kandravy has been a member of the Bank's Board of Directors since 1995. Mr. Kandravy is an attorney and a Partner in Drinker Biddle & Shanley LLP in Florham Park, New Jersey. He is a trustee and the Vice Chairman of The Valley Hospital, a trustee of Valley Health System, Inc. and a trustee of The Forum School. Mr. Kandravy is also a trustee and the Chairman and President of The Forum School Foundation and a trustee of Children's Aid and Family Services, Inc.

         Robert S. Monteith has been a member of the Bank's Board of Directors since 1981. Mr. Monteith is the past President of the Bank and is now retired. He is a member of the board of associates of Sacred Heart Hospital, Allentown, Pennsylvania.

         John J. Repetto has been a member of the Bank's Board of Directors since 1975. Mr. Repetto is the Real Estate Manager for
Marron Enterprises in Ho-Ho-Kus, New Jersey.

         Paul W. Thornwall has been a member of the Bank's Board of Directors since 1995. Mr. Thornwall is an attorney and owner of the Thornwall Law Firm in Glen Rock, New Jersey. He is the past president of the Ridgewood Rotary Club.

Executive Officers Who Are Not Directors:

         John Scognamiglio is a Senior Vice President and the Chief Financial Officer of the Bank, where he has been employed since 1992. Mr. Scognamiglio is a member of the Financial Managers Society.

         Jean M. Miller is a Senior Vice President and the Chief Lending Officer of the Bank, where she has been employed since 1992. Ms. Miller is a member of the International Credit Council and the Ridgewood Chamber of Commerce.

Meetings and Committees of the Board of Directors

         During 1999, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 1999, the Company had a Nominating Committee, a Personnel (Compensation), and an Audit Committee.

         The Nominating Committee consists of directors Fiordalisi, Monteith, Repetto and Thornwall. The committee presents its recommendations of nominees for directors to the full Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met two times during the 1999 fiscal year.

         The Personnel (Compensation) Committee consists of Directors Azzara, Hoogland, Naruk and Thornwall. The committee meets at least annually to review the performance and remuneration of the officers and employees of the Bank. Ms. Naruk does not participate in matters involving her compensation. The committee met three times during the year ended December 31, 1999.

         The Audit Committee consists of Directors Goodman, Kandravy, Monteith and Thornwall. The audit committee meets with the Company's independent Certified Public Accountants to review the results of the annual audit and other related matters. The audit committee met three times during the year ended December 31, 1999.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         During 1999 each non-employee director was paid a monthly fee of $1,350. Each non-employee director member of the loan review committee and the property inspection committee was paid $50 per respective committee meeting attended. Directors are not paid a fee for attending any other committee meetings and are not paid any additional fee for attending the Company's board meetings. For the year ended December 31, 1999, total fees paid by the Bank to directors were approximately $182,000. Such fees include life and health insurance premiums for directors.

         In addition, the Bank has maintained a Directors Consultant and Retirement Plan ("DRP") since 1998. The DRP provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director agrees to become a consulting director to the Bank upon retirement, he or she will receive a monthly payment equal to between 50% and 80% of the board fees in effect at the date of retirement for a period of 120 months; such level of benefits is based upon years of prior service as of the retirement date (i.e., 50% with 10-15 years, 60% with up to 20 years, 70% with up to 25 years and 80% with more than 25 years of service). Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 1999, the Bank made no payments to directors under the DRP.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Company's executive officers for each of the three years in the period ended December 31, 1999.


                                                        Annual Compensation
                                                        --------------------
                                                                                           All Other
Name and Principal Position              Year           Salary ($)        Bonus ($)    Compensation ($)
---------------------------              ----           ----------        ---------    ----------------

Susan E. Naruk, President and Chief      1999            157,725               --           64,438(1)
Executive Officer                        1998            163,461           25,500           37,036
                                         1997            155,000           25,000            3,661

Nelson Fiordalisi, Executive Vice        1999            117,240               --           23,396(2)
President and Chief Operating            1998            117,447           15,500           15,243
Officer                                  1997            108,450           15,000            2,501


-------------------
(1) Consists of $6,173, reflecting an allocation of 728 shares of Common Stock under the ESOP , a matching contribution by the Bank of $3,218 under the 401K plan, and an accrual by the Bank of $55,047 under the supplemental retirement plan, as discussed below.
(2) Consists of $4,588 reflecting an allocation of 541 shares of Common Stock under the ESOP, a matching contribution by the Bank of $2,361 under the 401K plan, and an accrual by the Bank of $16,447 under the supplemental retirement plan.

         Employment Agreements. The Bank entered into an employment agreement with Ms. Naruk for a term of three years. The agreement is terminable by us for "just cause" as defined in the agreement. If the Bank terminates Ms. Naruk without just cause, she will be entitled to a continuation of her salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Company, Ms. Naruk will be paid a lump sum amount equal to 2.999 times her five year average annual taxable cash compensation. If a payment had been made under the agreement as of December 31, 1999, the payment would have equaled approximately $469,000. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Ms. Naruk shall become disabled during the term of the agreement, she shall continue to receive payment of 100% of the base salary for a period of 6 months and 50% of such base salary for an additional six months. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees. A similar agreement was entered into for Mr. Fiordalisi for a term of two years. Payment to such individual upon a change in control is limited to 200% of the average annual compensation over the prior 36 month taxable compensation period. In the event of a change of control as of December 31, 1999, Mr. Fiordalisi would have received approximately $239,000.

         The Bank maintains a supplemental executive retirement plan ("SERP") for the benefit of the Bank's senior officers, including Ms. Naruk and Mr. Fiordalisi. The SERP provides that the participant may receive additional retirement income in addition to benefits payable under the Bank's defined benefit pension plan. Benefits under the SERP are calculated as 60% of the final three year average earnings upon retirement at age 65, reduced by benefits payable under the Bank's defined benefit pension plan and Social Security benefits. Benefits payable prior to age 65 will be reduced by 1% per month of early retirement. Benefits vest following attainment of age 55 and 10 years of service with the Bank, or upon death or disability and attainment of age 55. Upon a termination of employment following a change in control, the participant will be presumed to have attained not less than the minimum retirement age and years of service under the SERP. For the fiscal year ended December 31, 1999, Ms. Naruk and Mr. Fiordalisi had accrued SERP benefits of approximately $88,883 and $28,998, respectively, and such benefits under the SERP were not vested for the respective officers.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------
         KPMG LLP was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with KPMG LLP to be its auditors for the fiscal year ended December 31, 2000, subject to ratification by the Company's shareholders. A representative of KPMG LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP, as the Company's accountants for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                    2001 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 55 North Broad Street, Ridgewood, New Jersey 07450, on or before November 23, 2000. Under the Certificate of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 22, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------
         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, RIDGEWOOD FINANCIAL, INC., 55 NORTH BROAD STREET, RIDGEWOOD, NEW JERSEY 07450.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/MaryEllen Nicosia
                                ------------------------------------------------
                                MaryEllen Nicosia
                                Secretary

Ridgewood, New Jersey
March 24, 2000

APPENDIX




--------------------------------------------------------------------------------
                            RIDGEWOOD FINANCIAL, INC.
                              55 NORTH BROAD STREET
                           RIDGEWOOD, NEW JERSEY 07450
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Ridgewood Financial, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held in the Company's new headquarters located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Monday, April 24, 2000, at 3:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                                     WITHHELD
                                                          FOR          FROM
                                                         NOMINEES    NOMINEES
                                                         --------    --------

1.       The election as director of all nominees
         listed below for three-year terms
         (except as marked to the contrary):               [ ]        [ ]

         Michael W. Azzara
         Jerome Goodman
         Susan E. Naruk

         INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

--------------------------------------------------------------------------------
                                                        FOR   AGAINST  ABSTAIN
                                                        ---   -------  -------
2.       To ratify the appointment of KPMG LLP
         as independent accountants for the Company
         for the fiscal year ending December 31, 2000.  [ ]     [ ]      [ ]

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 24, 2000 and the 1999 Annual Report.

Please check the box if you are planning to attend the Meeting.   [ ]

Dated:                              , 2000
       -----------------------------



--------------------------                   --------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


--------------------------                   --------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------